UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 3, 2017

___________________

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

___________________

Michigan	0-21810	95-4318554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 3, 2017, Gentherm Incorporated (the “Company”) announced that its Board of Directors had selected Phillip Eyler (“Eyler”) as successor President and Chief Executive Officer of the Company. Eyler will be appointed and assume such position on December 4, 2017, at which time the current President and Chief Executive Officer of the Company, Daniel R. Coker (“Coker”), will retire.  A copy of the Company’s news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 18, 2017, the Company and Eyler entered into a written agreement concerning Eyler’s employment with the Company (the “Employment Contract”).  Pursuant to the instruction to Paragraph (c) of Item 5.02 of Form 8-K, the Company choose to delay disclosing the appointment of Eyler, as well as the existence and material terms of the Employment Contract, until the day on which the Company announced Eyler’s appointment, the date of this Report.  The Employment Contract provides that Eyler will receive a $750,000 annual salary and is eligible for a semi-annual cash bonus pursuant to the Gentherm Incorporated Executive Bonus Plan with a target bonus of 100% of salary (to be prorated for 2017).  Eyler will receive other perquisites, such as paid vacation, use of a company-owned automobile and health and welfare benefits, generally consistent with those provided to other Company executive officers.  On his first day of employment with Gentherm (the “Start Date”), Eyler will receive (1) a cash starting bonus of $250,000 (the “Start Date Bonus”), (2) 30,000 restricted shares of Gentherm Common Stock, which stock will vest over three years in equal annual installments so long as Eyler remains employed with Gentherm (the “Initial Stock Grant”), and (3) 212,500 options to purchase Gentherm Common Stock, with the exercise price set as the closing price of Gentherm Common Stock on the last business day before the Start Date, which options will vest over four years in equal annual installments so long as Eyler remains employed with Gentherm (the “Initial Option Grant”).  The Initial Stock Grant and Initial Option Grant are intended by the Company to represent both an initial equity award to Eyler as an incoming officer, as well as acceleration of additional awards that were expected to be granted to the Company’s President and Chief Executive Officer in 2018.  As a result, it is expected that Eyler will not receive additional equity awards in 2018 even if new equity awards are granted to the other officers of the Company.  In addition to the above, in recognition of certain guaranteed bonuses Eyler is foregoing by accepting a position with the Company, the Company has agreed to pay $1,000,000 cash to Eyler during the first quarter of 2018 and $1,000,000 cash to Eyler during the first quarter of 2019 (the “Make Whole Bonuses”).

The Employment Contract does not provide for a fixed duration and Eyler will be an at-will employee of the Company.  However, in the event of a termination without Cause or for Good Reason (and not during a Change in Control window period), each as defined in the Employment Contract, Eyler will be entitled to receive a lump sum cash payment of 12 months’ salary plus the Make Whole Bonuses (to the extent not paid previously), continued health and welfare benefits for 12 months, a lump sum cash payment equal to one year’s target bonus, a prorated cash bonus for the year of termination (at a minimum of the prorated target bonus), $50,000 for outplacement services and accelerated vesting for all unvested equity in the Company that was scheduled to vest during the 12 months following the date of termination (except that the Initial Stock Grant and the Initial Option Grant will vest in full in such case of termination without Cause or for Good Reason, no matter how much time remains for full vesting).  In the event of a termination of Eyler without Cause or for Good Reason during a Change in Control window period (as defined in the Employment Contract), the Employment Contract provides that Eyler will receive a lump sum cash payment of 24 months’ salary plus the Make Whole Bonuses (to the extent not paid previously), continued health and welfare benefits for 24 months, a lump-sum cash payment of two year’s target bonus, a prorated cash bonus for the year of termination (at a minimum of the prorated target bonus), $50,000 for outplacement services and full vesting of all unvested equity he holds at the time of termination.  In the event of a termination of Eyler’s employment for Cause or without Good Reason prior to the first anniversary of the Start Date, the Start Date Bonus and the Make Whole Bonuses, to the extent actually paid by the Company, must be repaid by Eyler. Eyler’s right to receive the foregoing severance is conditioned upon his execution of a general release of claims, which becomes irrevocable, for the benefit of the Company.

Any incentive cash or equity compensation paid to Eyler is subject to the Gentherm Incorporated Compensation Clawback Policy.  Further, during employment and thereafter, Eyler is subject to confidentiality and non-disparagement requirements.  During employment and for 12 months after the termination of employment, Mr. Eyler is subject to non-competition and non-solicitation requirements.

Also pursuant to the Employment Contract, effective as of the Start Date the Gentherm Board of Directors has agreed to appoint Mr. Eyler as a Director of the Company and simultaneously increase the number of Directors on the Gentherm Board of Directors to nine.

A copy of the Employment Contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The above description of the material terms of the Employment Contract is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Employment Contract between Gentherm Incorporated and Phillip Eyler dated as of September 18, 2017
99.1	Press Release dated October 3, 2017 Announcing the Selection of Phillip Eyler as New President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date:  October 3, 2017

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